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                                                                     Exhibit 4.1

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
     For Ministry Use Only                                                       |        Ontario Corporation Number       |      1.
A l'usage exclusif du ministere                                                  |      Numero de la societe en Ontario    |
                                                                                 |                                         |
      [MINISTRY STAMP]                                                           |                   1217515               |
                                                                                  -----------------------------------------







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            |                                            ARTICLES OF AMENDMENT
   Form 3   |                                           STATUTS DE MODIFICATION
  Business  |
Corporations|1. The name of the corporation is:                                  Denomination sociale de la societe:
     Act    |
            |-----------------------------------------------------------------------------------------------------------------------
            || B | I | D | . | C | O | M |  | I | N | T | E | R | N | A | T | I | O | N | A | L |  | I | N | C | . |   |   |   |   |
 Formule 3  |-----------------------------------------------------------------------------------------------------------------------
Loi sur les ||   |   |   |   |   |   |   |  |   |   |   |   |   |   |   |   |   |   |   |   |   |  |   |   |   |   |   |   |   |   |
societes par|---------------------------------------------------------------------------------------------------------- --- --- ---
  actions   ||   |   |   |   |   |   |   |  |   |   |   |   |   |   |   |   |   |   |   |   |   |  |   |   |   |   |   |   |   |   |
            |---------------------------------------------------------------------------------------------------------- --- --- ---
            ||   |   |   |   |   |   |   |  |   |   |   |   |   |   |   |   |   |   |   |   |   |  |   |   |   |   |   |   |   |   |
            |---------------------------------------------------------------------------------------------------------- --- --- ---
            |
            |
            | 2. The name of the corporation is changed to                       Nouvelle denomination sosociale de la
            |    (if applicable):                                                societe (s'il y a lieu):
            |
            |----------------------------------------------------------------------------------------------------------------------
            || A | D | B |  | S | Y | S | T | E | M | S |  | I | N | T | E | R | N | A | T | I | O | N | A | L |  | I | N | C | . |
            |------------------------------------------------------------------------------------------------------------- --------
            ||   |   |   |  |   |   |   |   |   |   |   |  |   |   |   |   |   |   |   |   |   |   |   |   |   |  |   |   |   |   |
            |---------------------------------------------- -------------------------------------------------------------- --- ---
            ||   |   |   |  |   |   |   |   |   |   |   |  |   |   |   |   |   |   |   |   |   |   |   |   |   |  |   |   |   |   |
            |---------------------------------------------- -------------------------------------------------------------- --- ---
            ||   |   |   |  |   |   |   |   |   |   |   |  |   |   |   |   |   |   |   |   |   |   |   |   |   |  |   |   |   |   |
            |---------------------------------------------------------------------------------------------------------------------
            |
            |
            |3. Date of incorporation/amalgamation:                              Date de la constitution ou de la fusion:
            |
            |                                                       1997 01 09
            |---------------------------------------------------------------------------------------------------------------------
            |                                                   (Year, Month, Day)
            |                                                  (annee, mois, jour)
            |
            |
            |4. The articles of the corporation are amended as                  Les statuts de la societe sont modifies de la
            |   follows:                                                        facon suivante:
            |
            |
            |
            |
            |To consolidate all of the common shares of the Corporation presently issued and outstanding on the basis of
            |1 consolidated common share for each 2 common shares presently outstanding with any fractional shares arising as
            |a result of such consolidation being adjusted to the nearest whole share.
            |
            |To change the name of the Corporation to ADB Systems International Inc.
            |
            |
            |
            |
            |
            |
            |
            |
            |
            |
            |
            |
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
             | 5. The amendment has been duly authorized as required              La modification a ete dument autorisee
             |    by Sections 168 & 170 (as applicable) of the                    conformement aux articles 168 et 170 (selon le
             |    Business Corporations Act.                                      cas) de la Loi sur les societes par actions.
             |
             |
             |
             | 6. The resolution authorizing the amendment was approved           Les actionnaires ou les administrateurs (selon le
             |    by the shareholders/directors (as applicable) of the            cas) de la societe ont approuve la resolution
             |    corporation on                                                  autorisant la modification le
             |
             |
             |                        2001 10 10
             | ---------------------------------------------------------------------------------------------------------------------
             |                                                     (Year, Month, Day)
             |                                                    (annee, mois, jour)
             |
             |
             | These articles are signed in duplicate.                            Les presents statuts sont signes en double
             |                                                                    exemplaire.
             |
             |
             |
             |
             |
             |
             |                                                                                  Bid.Com International Inc.
             |                                                                     -----------------------------------------------
             |                                                                                    (Name of Corporation)
             |                                                                            (Denomination sociale de la societe)
             |
             |
             |
             |                                                             By:/Par:   [SIGNATURE]                Secretary
             |                                                                     -----------------------------------------------
             |                                                                        (Signature)          (Description of Office)
             |                                                                        (Signature)                (Fonction)
             |
             |
             |
             |
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